                                                                   EXHIBIT 10.6



                   FIFTH MODIFICATION TO AMENDED AND RESTATED
                      BUSINESS LOAN AND SECURITY AGREEMENT

       THIS FIFTH MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the ____ day of April, 2000, by and among (i) BANK OF AMERICA, N.A., a national banking association (as successor-in-interest to NationsBank, N.A.), acting in its capacity as a Lender ("Bank of America"), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having an office at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) each other person or entity hereafter becoming a "Lender" pursuant to the hereinafter defined Loan Agreement; (iv) BANK OF AMERICA, N.A., a national banking association (as successor-in-interest to NationsBank, N.A.), acting in its capacity as Agent for the Lenders, having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; and (v) BTG, INC., a Virginia corporation ("BTG"); BTG TECHNOLOGY SYSTEMS, INC., a Virginia corporation; DELTA RESEARCH CORPORATION, a Virginia corporation; CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation; NATIONS, INC., a New Jersey corporation; STAC, INC., a Virginia corporation, all having principal offices at 3877 Fairfax Ridge Road, 4B, Fairfax, Virginia 22030-7448; and each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement (collectively, the "Borrowers"). Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

                          W I T N E S S E T H  T H A T:

       WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Business Loan and Security Agreement dated October 31, 1997 (as heretofore amended or modified, and as the same may be hereafter amended or modified, the "Loan Agreement"), by and among the Agent, the Borrowers and the Lenders (including Crestar Bank which is no longer a party thereto), the Borrowers obtained a loan (the "Loan") from the Lenders in the original aggregate maximum principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00), which aggregate maximum principal amount had been heretofore reduced to Fifty Million and No/100 Dollars ($50,000,000.00), but continues to be evidenced by two (2) separate Replacement Revolving Promissory Notes (as defined in EXHIBIT A hereto), in the aggregate maximum principal amount of Ninety-five Million and No/100 Dollars ($95,000,000.00); and

       WHEREAS, the Loan is secured by, among other things, certain collateral (the "Collateral") more fully described in Section 1 of Article III of the Loan Agreement; and

       WHEREAS, pursuant to that certain Fourth Modification to Amended and Restated Business Loan and Security Agreement dated January 26, 1999, by and among the Agent, the Borrowers and Lenders, the Borrowers obtained a term loan (the "Original Facility "B"") in the original aggregate principal amount of Three Million Four Hundred Thousand and No/100 Dollars ($3,400,000.00), which term loan was (a) made available to the Borrowers in addition to and not in replacement of the existing revolving facility ("Facility "A""), (b) evidenced by two (2) separate Term Promissory Notes (as defined in EXHIBIT A hereto), in the original aggregate principal amount of Three Million Four Hundred Thousand and No/100 Dollars ($3,400,000.00), and (c) secured by, among other things, the Collateral; and

       WHEREAS, the Term Promissory Notes which evidenced the Original Facility "B" have been paid and satisfied in full; and

       WHEREAS, the Borrowers have requested that (a) the Agent and Lenders consent to an asset acquisition (the "Acquisition") pursuant to which BTG will acquire substantially all of the assets (the "SSDS Assets") of a division of SSDS, Inc., a Colorado corporation ( "SSDS"); (b) the Lenders extend to the Borrowers a new term loan ("Facility "B""), in the original aggregate principal amount of Eight Million and No/100 Dollars ($8,000,000.00), the proceeds of which shall be used to finance the Acquisition and certain costs and expenses incurred in connection therewith; and (c) certain covenants set forth in the Loan Agreement be modified; and

       WHEREAS, the Agent and Lenders have agreed to grant such consent, make Facility "B" available to the Borrowers and modify certain covenants set forth in the Loan Agreement, subject to the terms, covenants, conditions and limitations set forth in this Modification, as hereinafter provided; and

       WHEREAS, the Lenders have also agreed to reallocate their Percentages of the Commitment Amount and Loans among themselves such that, after giving effect to such reallocation, Bank of America's Percentage shall be fifty-six percent (56%) of the Commitment Amount (and Loans thereunder) and Fleet's Percentage shall be forty-four percent (44%) of the Commitment Amount (and Loans thereunder), as hereinafter provided.

       NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

       2. The Agent, acting for and on behalf of the Lenders, hereby consents to the Acquisition and agrees to make Facility "B" available to the Borrowers, subject to the terms, conditions, covenants and limitations set forth in this Modification.

       3. Simultaneously with the execution of this Modification, the proceeds of Facility "B" shall be fully advanced to the Borrowers, and used solely for the purpose of financing the purchase price for the Acquisition and other amounts payable by BTG pursuant to that certain Asset Purchase Agreement dated February 28, 2000, by and among BTG and SSDS (the "Asset Purchase Agreement"), as well as the transactional costs and expenses incurred in connection with the Acquisition. From and after the initial disbursement of the proceeds of Facility "B", neither the Agent nor any Lender shall have any further obligation whatsoever to advance or readvance the proceeds of Facility "B".

       4. Concurrent herewith, the Borrowers shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent (i) a fully executed Facility "B" Term Promissory Note No. 1 (together with all extensions, renewals, modifications and substitutions thereof or therefor, the "Bank of America Facility "B" Note"), made by the Borrowers and payable to the order of Bank of America in the original principal amount of Four Million Four Hundred Eighty

Thousand and No/100 Dollars ($4,480,000.00), (ii) a fully executed Facility "B" Term Promissory Note No. 2 (together with all extensions, renewals, modifications and substitutions thereof or therefor, the "Fleet Facility "B" Note"), made by the Borrowers and payable to the order of Fleet in the original principal amount of Three Million Five Hundred Twenty Thousand and No/100 Dollars ($3,520,000.00); (iii) a fully executed Second Modification to Ancillary Loan Documents, pursuant to which the Borrowers shall acknowledge and agree that all documents, instruments and agreements executed, issued and/or delivered in connection with and securing the Loan, shall also secure Facility "B" and the repayment of the Bank of America Facility "B" Note, the Fleet Facility "B" Note and all extensions, renewals, modifications and substitutions thereof or therefor (collectively, the "Facility "B" Notes"); (iv) duly adopted resolutions of the respective Board of Directors of each Borrower, certified by a duly authorized officer of each Borrower, authorizing the execution and delivery of this Modification and all other documents, instruments and agreements described herein and/or in connection herewith, and the performance by each Borrower of its respective obligations contemplated hereby; (v) a fully executed copy of the Asset Purchase Agreement; (vi) UCC search results, showing no liens, claims or encumbrances filed against any of the SSDS Assets (other than Permitted Liens), and (vii) evidence satisfactory to the Agent that on the date hereof, the Maximum Borrowing Base exceeds the outstanding principal balance of the Loan by at least Five Million and No/100 Dollars ($5,000,000.00). Within five (5) Business Days of the date of this Modification, the Borrowers shall deliver to the Agent an opinion of counsel, in form and substance reasonably satisfactory to the Agent and each Lender, and issued by a law firm reasonably satisfactory to the Agent; it being expressly understood and agreed that the Borrower's failure to timely deliver said opinion of counsel as and when required hereby shall constitute an Event of Default under the Loan.

       5. The definitions of "Facility "B"", "Facility "B" Commitment Amount" and "Loan" set forth in the "Certain Definitions" section of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

          ""FACILITY "B"" shall mean the term loan facility being extended pursuant to this Agreement, in the original aggregate principal amount of Eight Million and No/100 Dollars ($8,000,000).

          "FACILITY "B" COMMITMENT AMOUNT" shall mean Eight Million and No/100 Dollars ($8,000,000).

          "LOAN" shall mean the loans made by the Lenders to the Borrowers pursuant to this Agreement in the Commitment Amount, or so much thereof as shall be advanced or readvanced from time to time, which are represented by the Facilities, and which shall be evidenced by, bear interest and be payable in accordance with the terms and provisions set forth in the Notes."

       6. The following definitions of "EBITDA", "Installment Note", "Mandatory Net Cash Flow Payments" and "Net Cash Flow" are hereby added to the "Certain Definitions" section of the Loan Agreement:

          ""EBITDA" shall mean, as of the date of any determination, the Borrowers' net income (or loss), plus interest expense, plus all charges against income for foreign, federal, state and local income taxes, plus depreciation expense, plus amortization expense, and excluding any other non-cash items to the extent included in determining net income (or loss), all as determined on a consolidated basis in accordance with GAAP.

          "INSTALLMENT NOTE" shall mean that certain Installment Note dated February 10, 1999, made by Government Technology Services, Inc., a Delaware corporation ("GTSI") and payable to the order of BTG, in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00), together with all extensions, renewals, modifications and substitutions thereof approved by the Agent in writing.

          "MANDATORY NET CASH FLOW PAYMENTS" shall mean, as of any date of determination, any mandatory payment required to be paid pursuant to clause (a) of Section 5 of Article I of the Loan Agreement.

          "NET CASH FLOW" shall mean, for each quarterly period beginning with the quarter ending June 30, 2000, EBITDA for such period, minus (without duplication) the sum of interest expense, cash taxes paid, current payments of capitalized leases, capital expenditures, scheduled principal payments under the Facility "B" Notes and Mandatory Net Cash Flow Payments, in each case for such period and determined on a consolidated basis in accordance with GAAP."

       7. Section 5 of Article I of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "5. ADDITIONAL MANDATORY PAYMENTS; REDUCTION OF COMMITMENT. In addition to all other sums payable by the Borrowers pursuant to any of the Notes, this Agreement or any other Loan Document, the Borrowers shall also make mandatory payments under the Facility "B" Notes, to be applied in inverse order of maturity under the Facility "B" Notes, in the amount of (a) fifty percent (50%) of Net Cash Flow; (b) one hundred percent (100%) of any and all payments made under the Installment Note; and (c) one hundred percent (100%) of the cash proceeds (net of reasonable and customary costs paid to unrelated and unaffiliated third parties in connection with the particular transaction) arising from the sale or disposition by BTG of the Installment Note or any capital stock of GTSI. Any mandatory payment required pursuant to clause (a) above shall be due and payable in full on or before the forty-fifth (45th) day following the close of each of the Borrowers' fiscal quarters, and any mandatory payment required pursuant to clauses (b) and/or (c) above shall be due and payable in full simultaneously with the occurrence of the event giving rise to such mandatory payment (i.e., a payment under the

          Installment Note, a sale or other disposition of the Installment Note, or a sale or other disposition of GTSI stock)."

       8. Section 3(c) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


          "(c) on or before the twentieth (20th) day following the close of each calendar month, the Borrowers will submit to the Agent and each Lender a Borrowing Base Certificate in the form of Exhibit 5 hereto, which certificate shall be certified by an authorized officer of the Borrowers and accompanied by a detailed current accounts receivable agings report;"

       9. Section 15(a) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


          "(a) Tangible Net Worth. The Borrowers, on a consolidated basis, will maintain at all times during the following periods, Tangible Net Worth of not less than the following amounts:

                                                                       REQUIRED TANGIBLE
                       PERIODS                                             NET WORTH
 -------------------------------------------------------------------------------------------------------------
 From March 31, 2000 through June 29, 2000                             $12,000,000.00
 -------------------------------------------------------------------------------------------------------------
 From June 30, 2000 through September 29, 2000                         $13,500,000.00
 -------------------------------------------------------------------------------------------------------------
 From September 30, 2000 through December 30, 2000                     $15,500,000.00
 -------------------------------------------------------------------------------------------------------------
 From December 31, 2000 through March 30, 2000                         $17,500,000.00
 -------------------------------------------------------------------------------------------------------------
 From March 31, 2001 through June 29, 2001                             $19,500,000.00
 -------------------------------------------------------------------------------------------------------------
 From June 30, 2001 through the Maturity Date                          19,500,000.00, plus 67% of net income
                                                                       (as determined on a consolidated basis
                                                                       in accordance with GAAP at the end
                                                                       of each fiscal quarter).
 -------------------------------------------------------------------------------------------------------------

          For purposes of this Agreement, "Tangible Net Worth" shall mean all capital stock, paid in capital and retained earnings, less all treasury stock, amounts due from officers, directors, stockholders and members of their immediate families, amounts due from affiliates (to the extent such amounts are part of the Borrowers' consolidated net worth), investments in non-marketable securities, notes receivable of affiliates (to the extent that such amounts are part of the Borrowers' consolidated net worth), leasehold improvements, goodwill, non-competition agreements, capitalized organization and development costs, capitalized expenses, loan costs, patents, trademarks, copyrights, franchises, licenses and other intangible assets."

       10. Section 15(c) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "(c) Funded Debt to Consolidated EBITDA Ratio. The Borrowers, on a consolidated basis, will maintain at all times during the following periods, a ratio of Funded Debt to Consolidated EBITDA which is not greater than the ratio set forth below:

-----------------------------------------------------------------------------------------
                    FOR THE FISCAL                                          MAXIMUM
                    QUARTER ENDED                                            RATIO
-----------------------------------------------------------------------------------------
                    March 31, 2000                                       4.50 to 1.00
-----------------------------------------------------------------------------------------
                    June 30, 2000                                        4.50 to 1.00
-----------------------------------------------------------------------------------------
                  September 30, 2000                                     4.50 to 1.00
-----------------------------------------------------------------------------------------
                  December 31, 2000                                      4.50 to 1.00
-----------------------------------------------------------------------------------------
March 31, 2001 and each fiscal quarter end thereafter                    4.00 to 1.00
-----------------------------------------------------------------------------------------

          For purposes hereof, (i) "Funded Debt" shall mean the outstanding principal balance of borrowed funds pursuant to this Agreement (including, without limitation, the face amount of outstanding Letters of Credit), plus all other interest bearing obligations of the Borrowers as of the date of determination; and (ii) "Consolidated EBITDA" shall mean as of the date of the particular determination, EBITDA calculated on a consolidated basis in accordance with GAAP, excluding all non-operating results (including, but not limited to, the profit or loss from the sale of the GTSI Stock). Consolidated EBITDA shall be calculated as of each fiscal quarter end on a rolling four (4) quarter basis.

       11. Section 15(d) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


          "(d) Maintenance of Fixed Charge Coverage. The Borrowers shall not permit the ratio of (i) Consolidated EBITDA of the Borrowers, to (ii) Consolidated Fixed Charges, measured as of each date set forth below for the period of four (4) consecutive full fiscal quarters of the Borrowers ended on such date, to be less than the ratio set forth below:

------------------------------------------------------------------------------------
                    FISCAL QUARTER ENDED                             MINIMUM RATIO
------------------------------------------------------------------------------------
                      March 31, 2000                                 1.50 to 1.00
------------------------------------------------------------------------------------
                      June 30, 2000                                  1.30 to 1.00
------------------------------------------------------------------------------------
                    September 30, 2000                               1.30 to 1.00
------------------------------------------------------------------------------------
                    December 31, 2000                                1.30 to 1.00
------------------------------------------------------------------------------------
         March 31, 2001 and the last day of each                     1.40 to 1.00
                 fiscal quarter thereafter
------------------------------------------------------------------------------------

       12. The second sentence set forth in Section 8 of Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "Notwithstanding the foregoing, it is understood and agreed that (a) in the absence of any Event of Default and so long as no act, event or condition exists which with notice or the passage of time, or both, would constitute an Event of Default, BTG may repurchase the dollar equivalent of its capital stock (determined as of the date of any such repurchase), provided that the aggregate amount of all such repurchases subsequent to March 31, 1999 shall not exceed Two Million and No/100 Dollars ($2,000,000.00), (b) payments made by any Borrower to Resources pursuant to Section 15 of Article V of this Agreement shall not violate the negative covenant set forth in this Section 8 of
          Article VII of this Agreement; and (c) in the absence of any Event of Default and so long as no act, event or condition exists which with notice or the passage of time, or both, would constitute an Event of Default, any payments, loans or advances made by any Borrower to or for the benefit of Edutest, Inc., a Virginia corporation ("Edutest"), shall not violate the negative covenant set forth in this Section 8 of
          Article VII of this Agreement; provided that the aggregate amount of any and all such payments, loans and/or advances to or for the benefit of Edutest does not, at any time, exceed Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00);"

       13. BTG hereby represents and warrants to the Agent and the Lenders that
(a) all of the SSDS Assets are free and clear of any and all liens, claims and encumbrances (other than Permitted Liens); (b) all of the SSDS Assets constituting accounts, accounts receivable and books and records (as such terms may be defined in the Virginia Uniform Commercial Code) will be located at BTG's address set forth in the Preamble to this Modification, and all other SSDS Assets will be located at one or more of the locations set forth on SCHEDULE 1 attached to this Modification; and (c) immediately following the Acquisition, the Agent (for the ratable benefit of the Lenders) shall have a valid and perfected first priority security interest in and to all of the SSDS Assets (without further documentation) pursuant to (i) the Loan Agreement and the UCC Financing Statements previously executed by BTG and the other Borrowers and filed among the public records of Fairfax County, Virginia and with the Virginia State Corporation Commission in connection with the Loan, and (ii) UCC Financing Statements to be executed by BTG on the date hereof and filed in the appropriate jurisdiction necessary to perfect a security interest in and to the SSDS Assets.

       14. The Lenders and Borrowers hereby acknowledge and confirm that the percentage interests in the Loan and Loan Commitments of Bank of America and Fleet shall be as set forth in SCHEDULE 2 attached to this Modification. With respect to the existing Facility "A" Notes, the Borrowers, Agent and Lenders acknowledge and agree that (a) the maximum principal amount of the Bank of America Facility "A" Note shall be increased from Fifty-three Million One Hundred Twenty-five Thousand and No/100 Dollars ($53,125,000.00) to Fifty-three Million Two Hundred Thousand and No/100 Dollars ($53,200,000.00); and (b) the maximum principal amount of the Fleet Facility "A" Note shall be reduced from Forty-one Million Eight Hundred Seventy-five Thousand and No/100 Dollars ($41,875,000.00) to Forty-one Million Eight Hundred Thousand and No/100 Dollars ($41,800,000.00). The foregoing adjustments between the Facility "A" Notes shall be (i) accomplished by Bank of America advancing, under the Bank of America Facility "A" Note, an amount equal to .0789474% of the current outstanding principal balance of the Fleet Facility "A" Note and paying such amounts to Fleet, thereby reducing the outstanding principal balance of the Fleet Facility "A" Note by such amount, and (ii) evidenced by a certain Allonge and Second Modification to Replacement Revolving Promissory Note No. 1 and a certain Allonge and Second Modification to Replacement Revolving Promissory Note No. 2, each of which shall be (x) dated the date hereof, (y) in form and substance satisfactory to the Agent and Lenders in all respect, and (z) executed and delivered by the Borrowers to the Agent simultaneously with the Borrowers' execution and delivery of this Modification.

       15. The Borrowers acknowledge and agree that the Asset Purchase Agreement shall not be altered, modified or amended in any respect without the Agent's prior written consent.

       16. In consideration of the transactions contemplated by this Modification, the Borrowers shall pay to the Agent, for the benefit of the Lenders (pro rata based on each Lender's Percentage), a modification fee in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00), which fee shall be paid in cash on or before the date of this Modification. The Borrowers shall also pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.

       17. Each Borrower hereby acknowledges, agrees, represents and warrants that, as of the date hereof (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement (as modified hereby) and the other Loan Documents are hereby expressly approved, ratified and confirmed; and (v) the execution, delivery and performance by each Borrower of this Modification and its obligations hereunder (a) is within its corporate powers,
(b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

       18. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       19. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.

                                                                   BORROWERS:
                                                                   ----------
[Corporate Seal]                                       BTG, INC., a Virginia corporation
ATTEST:

By: /s/ Marilynn D. Bersoff                            By: /s/ Edward H. Bersoff
    ------------------------------                         ----------------------------------
Name:   Marilynn D. Bersoff                            Name:   Edward H. Bersoff
Title:  Secretary                                      Title:  President and CEO

[Corporate Seal]                                       BTG TECHNOLOGY SYSTEMS, INC.,
ATTEST:                                                a Virginia corporation

By: /s/ Marilynn D. Bersoff                            By: /s/ Edward H. Bersoff
    ------------------------------                         ----------------------------------
Name:   Marilynn D. Bersoff                            Name:   Edward H. Bersoff
Title:  Secretary                                      Title:  President

[Corporate Seal]                                       DELTA RESEARCH CORPORATION,
ATTEST:                                                a Virginia corporation

By: /s/ Marilynn D. Bersoff                            By: /s/ Edward H. Bersoff
    ------------------------------                         ----------------------------------
Name:   Marilynn D. Bersoff                            Name:   Edward H. Bersoff
Title:  Secretary                                      Title:  CEO

[Corporate Seal]                                       CONCEPT AUTOMATION, INC. OF
ATTEST:                                                AMERICA, a Virginia corporation

By: /s/ Marilynn D. Bersoff                            By: /s/ Edward H. Bersoff
    ------------------------------                         ----------------------------------
Name:   Marilynn D. Bersoff                            Name:   Edward H. Bersoff
Title:  Secretary                                      Title:  CEO

[Corporate Seal]                                       NATIONS, INC.,
ATTEST:                                                a New Jersey corporation

By: /s/ Marilynn D. Bersoff                            By: /s/ Edward H. Bersoff
    ------------------------------                         ----------------------------------
Name:   Marilynn D. Bersoff                            Name:   Edward H. Bersoff
Title:  Secretary                                      Title:  President and CEO

                  [Signatures Continued on the Following Page]

[Corporate Seal]                                       STAC, INC., a Virginia corporation
ATTEST:

By: /s/ Deborah Fox                                    By: /s/ Edward H. Bersoff
    ------------------------------                         ----------------------------------
Name:   Deborah Fox                                    Name:   Edward H. Bersoff
Title:  Secretary                                      Title:  CEO

                                                       AGENT:
                                                       -----

                                                       BANK OF AMERICA, N.A., a national banking
                                                       association (as successor-in-interest to
                                                       NationsBank, N.A.), acting in its capacity as
                                                       Agent

                                                       By: /s/ Douglas T. Brown
                                                           ----------------------------------
                                                       Name:   Douglas T. Brown
                                                       Title:  Senior Vice President

                                                       LENDER(S):
                                                       ---------
                                                       BANK OF AMERICA, N.A., a national banking
                                                       association (as successor-in-interest to
                                                       NationsBank, N.A.), acting in its capacity as
                                                       Lender

                                                       By: /s/ Douglas T. Brown
                                                           ----------------------------------
                                                       Name:   Douglas T. Brown
                                                       Title:  Senior Vice President

                                                       FLEET CAPITAL CORPORATION, a
                                                       Rhode Island corporation

                                                       By: /s/ Dennis S. Losin
                                                           ----------------------------------
                                                       Name:   Dennis S. Losin
                                                       Title:  Vice President

                                    EXHIBIT A

For purposes of this Modification, the following terms shall have the following meanings:

"Replacement Revolving Promissory Notes" shall mean each and all of the promissory notes executed, issued and delivered pursuant to the Loan Agreement in connection with Facility "A", together with all extensions, renewals, modifications and substitutions thereof and therefor.

"Term Promissory Notes" shall mean each and all of the promissory notes executed, issued and delivered pursuant to the Loan Agreement in connection with the Original Facility "B".

                                   SCHEDULE 1

                             [SSDS Asset Locations]

                                   SCHEDULE 2

           Lenders                                         Percentage
           -------                                         ----------
  Bank of America, N.A.                                        56%
  8300 Greensboro Drive
  Suite 550
  McLean, Virginia  22102
  Tel. (703) 761-8108
  Fax. (703) 761-8344

  Fleet Capital Corporation                                    44%
  300 Galleria Pkwy. Northwest
  Suite 800
  Atlanta, Georgia  30339
  Tel. (770) 859-2400
  Fax. (770) 859-2483


                                       3